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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                    Form 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  October 1, 1996
                                                          ---------------

                                  IBAH, Inc.
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                (Exact name of registrant specified in Charter)

       Delaware                       0-19892                 52-1670189
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    (State or other                 (Commission              (IRS Employee
    jurisdiction of                 File Number)          Identification No.)
    incorporation)

               Four Valley Square
             512 Township Line Road
             Blue Bell, Pennsylvania                              19422
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            (Address of principal executive offices)              Zip Code


         Registrant's telephone, including area code:  (215) 283-0770

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        (Former name and former address, if changed since last report)
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Item 2.   Acquisition or Disposition of Assets
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     On October 1, 1996, IBAH, Inc. (the "Company"), through its subsidiary,
IBAH Acquisition Company, a Delaware corporation and wholly-owned subsidiary of the Company ("Acquisition"), acquired HGB, Inc. ("HGB"), through a merger of HGB with and into Acquisition, pursuant to an Agreement and Plan of Merger, dated October 1, 1996 (the "Merger Agreement"), which is filed as Exhibit 2.1 hereto.

     The aggregate consideration paid to the shareholders of HGB consisted of $14,000,000 in cash and 2,720,000 shares of common stock of the Company.

     HGB, which does business under the name "The Hardardt Group," provides comprehensive clinical research and development services to complement the research and development of other companies in the pharmaceutical, biotechnology, medical device and diagnostics industries.

     Upon consummation of the merger, Judith L. Hardardt and Sherrin H. Baky, former shareholders and executive officers of HGB, became executive vice presidents of the Company. Additionally, as of October 1, 1996, Douglas Reed, M.D. resigned his seat on the Board of Directors of the Company and, pursuant to the terms of the Merger Agreement, Ms. Hardardt was elected to replace Dr. Reed.
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Item 7.  Financial Statements and Exhibits
         ---------------------------------

     (a) Financial Statements of IBAH.

         To be filed on Form 8-K/A as soon as practicable, but not later than 60 days after this Form 8-K is filed.

     (b) Pro Forma Financial Information (Unaudited).

         To be filed on Form 8-K/A as soon as practicable, but not later than 60 days after this Form 8-K is filed.

     (c) Exhibits.

         2.1 Agreement and Plan of Merger, dated October 1, 1996, among IBAH, Inc., IBAH Acquisition Company, HGB, Inc. and the Stockholders of HGB, Inc.

         99.1  Press Release dated September 30, 1996.
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                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        IBAH, INC.
                                        (Registrant)


                                        By: /s/Geraldine A. Henwood
                                           ------------------------------
                                               Geraldine A. Henwood
                                               Chief Executive Officer &
                                               President


Dated:  October 9, 1996
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                                 Exhibit Index
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  Exhibit
  -------

   2.1       Agreement and Plan of Merger, dated October 1,
             1996 among IBAH, Inc., IBAH Acquisition Company,
             HGB, Inc. and the Stockholders of HGB, Inc.

   99.1      Press Release dated September 30, 1996.